                               BALANCED PORTFOLIO
                                NEUBERGER&BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1995

                                                                    NBAMT0211295

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman Advisers Management Trust

--------------------------------------------------------------------------------

          Balanced Portfolio

   Our portfolio blend through 1995 consisted of two basic security types: value
and   growth   stocks  averaging   in   the  medium-capitalization   range,  and
short-to-intermediate-term bonds.

GROWTH PORTION
   The Growth portion of the Portfolio benefited from a strong bull market in 1995, as many of its highest sector weightings fully participated in the market's rise. Lower interest rates and strong earnings results provided the major impetus for equity markets last year. Among the best performing sectors were financial, technology, health care, and certain specialty retailers. The most significant new purchase in 1995 was a major increase in the weighting of the HMO industry, as Wall Street analysts abandoned the sector earlier in the year due to worries about more competitive pricing and rising medical costs. As the HMO valuations fell to historically low levels relative to its 20% industry growth rate, we added significantly to our HMO holdings. In the fourth quarter of the year, the HMO industry provided some of the best returns in the Portfolio.
   Within the financial sector, CITICORP, Wells Fargo, Finova Group, and Capital One Financial provided strong returns. CITICORP and Wells Fargo exceeded earnings expectations and both companies continued to aggressively repurchase their own shares. Finova Group is a major commercial finance company, which has made several acquisitions in recent years. Capital One Financial is a rapidly growing credit card issuer.
   Technology was the best performing sector in the Growth portion of the Portfolio through September, due to stronger than expected earnings growth and continued demand for memory for personal computers, communications, consumer electronics, and automotive applications. Our major positions continued to be Intel, Texas Instruments, and Micron Technology. This sector weakened during the final quarter as pricing concerns surfaced due to rising capacity additions in the Far East. With production costs falling 25-30% per year, industry margins should remain stable for the foreseeable future. We have recently added to our positions.
   In spite of a weak retail sector, our specialty retail positions contributed positively to performance. Staples and Viking Office Products in the business sector, health products stores such as General Nutrition and Rite Aid, and Circuit City, the leader in the consumer electronics sector, were all strong performers.
   Fourth quarter performance suffered from the aforementioned technology fallout, as well as from some weakness in the financial sector (due to credit quality concerns), gaming sector (due to market saturation worries), and restaurants (due to recession worries).
   During the second half of the year, we added to our cellular positions in Airtouch Communications and Vodafone. We also increased our investments in two credit card issuers, Capital One Financial and First USA. We liquidated our positions in Circuit City, Mirage, and PriceCostco later in the year, as those companies reached our valuation targets. Two new health care positions were added -- R.P. Scherer, a developer and manufacturer of drug delivery systems and a producer of soft gelatin capsules and i-STAT, a manufacturer of medical diagnostic products for blood analysis.
   We believe our growth-at-a-reasonable-price strategy will serve best to enhance this portion of the Portfolio and provide a solid foundation for long-term results. We will continue to tackle each stock individually on a fundamental value ("bottom-up") basis.

LIMITED MATURITY BOND PORTION
   1995 produced outstanding returns in the overall bond market and the fixed income portion of the Portfolio. This performance has resulted from a dramatic lowering of yields as the market perceived a slowing economy and a lessening of inflationary pressures. The Federal Reserve Board appeared to agree with the market's view and lowered the Fed Funds rate by 25 basis points in early July and again in December.
   The duration (the measure of how bond prices respond to shifts in interest rates, taking into account maturity, coupon, call protection and other factors) of the portfolio was extended from 1.8 years (a weighted average maturity of 2.1 years) at the start of 1995 to 2.2 years (or 2.4 years weighted average maturity) by the end of June. The rally subsided during the third quarter as market participants became concerned about a pickup in economic activity. However, by the end of the third quarter inflationary expectations began to decline and rates resumed the downward trend. We again extended duration in October to 2.4 years (2.9 years weighted average maturity) which greatly benefited 4th quarter performance. The rationale for extending the portfolio is based on our interest rate trend models, as well as our fundamental outlook on the economy and inflation. Our trend models have remained positive throughout the year, with occasional signs of an overbought market. This is the key reason we have been extending duration during the year. Moreover, our fundamental view remains bullish. The inflation outlook for the U.S. is the best it has been in years. We believe that monetary policy remains somewhat restrictive and that the budget that eventually comes out of Washington will be positive for fixed income markets.
   During the fourth quarter, we added investment-grade corporate bonds and high-quality asset-backed securities to the Portfolio. This allowed us to take advantage of slightly higher yield premiums, which were available at reasonable prices. We believe the fundamentals of these two sectors remain solid and that significant incremental returns will result from our relatively heavy weightings. We remained underweighted in mortgages throughout the year as the interest rate rally resulted in their underperformance versus other sectors.

Mark R. Goldstein              Theresa A. Havell              Thomas Wolfe
PORTFOLIO CO-MANAGER           PORTFOLIO CO-MANAGER           PORTFOLIO CO-MANAGER
AMT Balanced Investments       AMT Balanced Investments       AMT Balanced Investments

Shares of the Balanced Portfolio are sold only through the currently effective prospectus and are not available to the general public. Shares of the Balanced Portfolio may be purchased by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and are also available as an underlying investment fund for certain qualified retirement plans.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman Advisers Management Trust                     December 31, 1995

--------------------------------------------------------------------------------

          Balanced Portfolio

         EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN*
                               BALANCED PORTFOLIO   MERRILL LYNCH INDEX   S&P "500"
1 Year                               +23.76%               +11.00%        +37.45%
5 Year                               +11.04%                +6.91%        +16.54%
Life of Fund                         +10.69%                +7.94%        +15.28%

AVERAGE ANNUAL TOTAL RETURN*
                               BALANCED PORTFOLIO   MERRILL LYNCH INDEX   S&P "500"
2/28/89                             $10,000               $10,000        $10,000
12/31/89                             11,640                11,000         12,697
'90                                  11,867             12,071.00         12,302
'91                                  14,558             13,481.00         16,034
'92                                  15,731             14,330.00         17,253
'93                                  16,746             15,105.00         18,985
'94                                  16,184             15,191.00         19,242
'95                                  20,029             16,862.00         26,448

   Life of Balanced Portfolio is from 2/28/89.

*"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 and 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. These data are derived by Neuberger& Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. These data are derived by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

Performance data are historical and include changes in share price and reinvestment of dividends and capital gain distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges imposed by your insurance company's variable annuity or variable life insurance policy. Qualified Plans that are direct shareholders of the Fund are not affected by insurance charges. If this performance information included the effect of the insurance charges, performance numbers would be lower.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                               December 31,
                                                                   1995
                                                              --------------
ASSETS
      Investment in Series, at value (Note A)                 $ 203,320,876
      Receivable for Trust shares sold                              103,721
                                                              --------------
                                                                203,424,597
                                                              --------------
LIABILITIES
      Payable for Trust shares redeemed                          58,918,812
      Payable to administrator (Note B)                              52,823
      Accrued expenses                                               31,871
                                                              --------------
                                                                 59,003,506
                                                              --------------
NET ASSETS at value                                           $ 144,421,091
                                                              --------------
NET ASSETS consist of:
      Par value                                               $       8,244
      Paid-in capital in excess of par value                    105,361,466
      Accumulated undistributed net investment income             3,819,336
      Accumulated net realized gains on investment               21,105,387
      Net unrealized appreciation in value of investment         14,126,658
                                                              --------------
NET ASSETS at value                                           $ 144,421,091
                                                              --------------
SHARES OUTSTANDING
      ($.001 par value; unlimited shares authorized)              8,244,392
                                                              --------------
NET ASSET VALUE, offering and redemption price per share             $17.52
                                                              --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                                 For the
                                                                   Year
                                                                  Ended
                                                               December 31,
                                                                   1995
                                                              --------------
INVESTMENT INCOME
    Income:
      Interest                                                $   1,436,073
      Dividend                                                      318,123
      Investment income from Series (Note A)                      4,114,291
                                                              --------------
        Total investment income                                   5,868,487
                                                              --------------
    Expenses:
      Investment advisory fee (Note B)                              419,426
      Administration fee (Note B)                                   411,008
      Shareholder reports                                            65,678
      Custodian fees                                                 53,879
      Legal fees                                                     41,928
      Registration and filing fees                                   28,120
      Distribution fees (Note B)                                     17,780
      Shareholder servicing agent fees                               15,662
      Trustees' fees and expenses                                     5,848
      Insurance expense                                               2,718
      Auditing fees                                                   2,401
      Miscellaneous                                                   3,410
      Expenses from Series (Note A)                                 873,780
                                                              --------------
        Total expenses                                            1,941,638
                                                              --------------
        Net investment income                                     3,926,849
                                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on investments                              3,235,388
    Net realized gain on investments from Series (Note A)        17,911,527
    Net realized loss on foreign currency transactions from
     Series (Note A)                                                   (858)
    Change in net unrealized appreciation (depreciation) of
     investments                                                 10,429,915
    Net unrealized appreciation of investments from Series
     (Note A)                                                     5,494,612
                                                              --------------
        Net gain on investments and foreign currency
        transactions                                             37,070,584
                                                              --------------
        Net increase in net assets resulting from operations  $  40,997,433
                                                              --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                              Year Ended
                                                             December 31,
                                                         1995             1994
                                                    -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income                           $    3,926,849   $    3,315,838
    Net realized gain on investments sold and
     foreign currency transactions (Note A)             21,146,057        1,254,973
    Change in net unrealized appreciation
     (depreciation) of investments (Note A)             15,924,527      (10,390,166)
                                                    -------------------------------
    Net increase (decrease) in net assets
     resulting from operations                          40,997,433       (5,819,355)
                                                    -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                               (3,410,734)      (2,464,542)
    Net realized gain on investments                    (1,096,307)      (4,071,853)
                                                    -------------------------------
    Total distributions to shareholders                 (4,507,041)      (6,536,395)
                                                    -------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                           23,185,195       44,610,203
    Proceeds from reinvestment of dividends and
     distributions                                       4,507,041        6,536,395
    Payments for shares redeemed                       (99,036,376)     (20,631,947)
                                                    -------------------------------
    Net increase (decrease) from Trust share
     transactions                                      (71,344,140)      30,514,651
                                                    -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  (34,853,748)      18,158,901
NET ASSETS:
    Beginning of year                                  179,274,839      161,115,938
                                                    -------------------------------
    End of year                                     $  144,421,091   $  179,274,839
                                                    -------------------------------
    Accumulated undistributed net investment
     income at end of year                          $    3,819,336   $    3,294,825
                                                    -------------------------------
NUMBER OF TRUST SHARES:
    Sold                                                 1,410,375        3,003,833
    Issued on reinvestment of dividends and
     distributions                                         304,120          432,301
    Redeemed                                            (5,822,286)      (1,401,799)
                                                    -------------------------------
    Net increase (decrease) in shares outstanding       (4,107,791)       2,034,335
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman Advisers Management Trust                     December 31, 1995

--------------------------------------------------------------------------------

          Balanced Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Balanced Portfolio (the "Fund") is a separate series of Neuberger&Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of six separate series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The predecessors of the Funds were converted into the Funds after the close of business on April 28, 1995 (the "conversion"); these conversions were approved by the shareholders of the predecessors of the Funds in August, 1994. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in the AMT Balanced Investments, a series of Advisers Managers Trust (the "Series") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: Investments in the Series of Advisers Managers Trust are valued by Advisers Managers Trust as indicated in the notes following the Series' schedule of investments.
3) FEDERAL INCOME TAXES: The Fund and the other series of the Trust are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent that the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.
   Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
       For the year ended December 31, 1995, the Fund hereby designates $878,152 as a capital gain distribution for the purposes of the dividend paid deduction.

Neuberger&Berman Advisers Management Trust                     December 31, 1995
--------------------------------------------------------------------------------
          Balanced Portfolio

5) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the funds of the Trust.
6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION AND DISTRIBUTION FEES AND OTHER TRANSACTIONS WITH
AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.
   The Fund retains Neuberger&Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement") dated as of May 1, 1995. Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of .30% of the Fund's average daily net assets and indirectly pays for investment management services through its investment in the Series. (See Note B of Notes to Financial Statements of the Series.) Prior to conversion, the predecessor of the Fund paid to Management for investment advisory and administrative services a fee at the annual rate of .70% of its average daily net assets.
   On April 16, 1993, the shareholders of the Trust adopted a distribution plan ("Plan") which provided that the predecessor to the Trust, on behalf of any of its series, could reimburse Management after each calendar quarter for certain distribution expenses in an amount not to exceed .25%, on an annual basis, of that series' average daily net assets as of the close of such calendar quarter. The Plan became effective on May 1, 1993, was implemented on November 1, 1993, and was terminated on April 30, 1995. For the period ended April 30, 1995, the Fund paid $17,780 for such expense. Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has voluntarily undertaken to reimburse the Fund for its operating expenses and its pro rata share of its Series' operating expenses (excluding the compensation of Management under the Administration Agreement and the Series' Management Agreement, interest, taxes, brokerage commissions, extraordinary expenses, transaction costs, and any payments to Management pursuant to the
Plan) which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets. This undertaking is subject to termination by Management upon at least sixty (60) days' prior written notice to the Fund, as it was for its predecessor prior to the conversion. For the year ended December 31, 1995, no reimbursement to the Fund or its predecessor was required.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger& Berman, L.P. ("Neuberger"), a member firm of The New York Stock Exchange and the sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also partners of Neuberger and/or officers and/or directors of Management.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the period from May 1, 1995 to December 31, 1995, additions and reductions to the Fund's investment in its Series amounted to $4,703,934 and $14,136,898, respectively.

Neuberger&Berman Advisers Management Trust                     December 31, 1995
--------------------------------------------------------------------------------
          Balanced Portfolio

NOTE D -- SECURITIES TRANSACTIONS:
   Prior to conversion, there were purchase and sale transactions (excluding short-term securities) of $37,126,982 and $43,108,764, respectively, during the period from January 1, 1995 to April 30, 1995. Transactions occurring subsequent to the conversion are accounted for by Advisers Managers Trust.
   Prior to conversion, there were brokerage commissions on securities transactions paid to Neuberger and other brokers of $53,184 and $3,980, respectively, during the period from January 1, 1995 to April 30, 1995. Brokerage commissions occurring subsequent to the conversion are accounted for by Advisers Managers Trust.

FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(1)

                                                                                                                PERIOD FROM
                                                                                                                FEBRUARY 28,
                                                                                                                 1989(3) TO
                                                               Year Ended December 31,                          DECEMBER 31,
                                             1995(2)    1994      1993      1992      1991        1990              1989
                                             ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $ 14.51   $ 15.62   $ 14.90   $ 14.16   $ 11.72   $    11.64           $10.00
                                             ---------------------------------------------------------------------------------
Income From Investment Operations
Net Investment Income                            .32       .30       .34       .40       .47          .49              .30
    Net Gains or Losses on Securities (both
     realized and unrealized)                   3.06      (.80)      .61       .72      2.16         (.27)(4)         1.34
                                             ---------------------------------------------------------------------------------
      Total From Investment Operations          3.38      (.50)      .95      1.12      2.63          .22             1.64
                                             ---------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)      (.28)     (.23)     (.20)     (.19)     (.19)        (.07)              --
    Distributions (from capital gains)          (.09)     (.38)     (.03)     (.19)       --         (.07)              --
                                             ---------------------------------------------------------------------------------
      Total Distributions                       (.37)     (.61)     (.23)     (.38)     (.19)        (.14)              --
                                             ---------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 17.52   $ 14.51   $ 15.62   $ 14.90   $ 14.16   $    11.72           $11.64
                                             ---------------------------------------------------------------------------------
Total Return+                                 +23.76%    -3.36%    +6.45%    +8.06%   +22.68%       +1.95%          +16.40%(5)
                                             ---------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)    $ 144.4   $ 179.3   $ 161.1   $  87.1   $  28.3   $      6.9           $  0.6
                                             ---------------------------------------------------------------------------------
    Ratio of Expenses to Average Net
     Assets(7)                                   .99%      .91%      .90%      .95%     1.10%        1.35%            1.70%(6)
                                             ---------------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets(7)                      1.99%     1.91%     1.96%     2.33%     3.00%        4.00%            3.28%(6)
                                             ---------------------------------------------------------------------------------
    Portfolio Turnover Rate(8)                    21%       55%      114%       82%       69%        % 77               58%
                                             ---------------------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman Advisers Management Trust                     December 31, 1995

--------------------------------------------------------------------------------

          Balanced Portfolio
1)The per share amounts which are shown have been computed based on the average number of shares outstanding during each year.
2)The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
3)February 28, 1989 is the date shares of the Balanced Portfolio were first sold to the separate accounts pursuant to the public offering of Trust shares.
4)The amounts shown at this caption for a share outstanding throughout the year may not accord with the change in aggregate gains and losses in securities for the year because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
5)Not annualized.
6)Annualized.
7)Since the commencement of operations, the Administrator voluntarily assumed certain operating expenses of the Fund as described in Note B of Notes to Financial Statements. Had the Administrator not undertaken such action the annualized ratios of expenses and net investment income to average daily net assets would have been 2.78% and 2.20% for the period from February 28, 1989 to December 31, 1989. There was no reduction of expenses for the years ended December 31, 1990 through and including 1995.
8)The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for the periods ending after April 28, 1995 are included elsewhere in AMT Balanced Investments' Financial Highlights.
+ Total  return  based on  per share  net  asset value  reflects the  effects of changes in net asset value on the performance of the Fund during each year and assumes dividends and capital gain distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges would reduce the total return figures for all years shown. Qualified Plans that are direct shareholders of the Fund are not affected by insurance charges.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger&Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

   We have audited the accompanying statement of assets and liabilities of the Balanced Portfolio, one of the series comprising Neuberger&Berman Advisers
Management Trust as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the six years in the period then ended and for the period from February 28, 1989 (Commencement of Operations) to December 31, 1989. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Balanced Portfolio of Neuberger&Berman Advisers Management Trust at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the six years in the period then ended and for the period from February 28, 1989 (Commencement of Operations) to December 31, 1989, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
January 19, 1996

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1995

--------------------------------------------------------------------------------
          AMT Balanced Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
            COMMON STOCKS (43.9%)
BUSINESS SERVICES (0.9%)
    37,000  Staples Inc.                    $    901,875(2)
    22,000  Viking Office Products             1,023,000(2)
                                            ------------
                                               1,924,875
                                            ------------
CHEMICALS (0.4%)
    15,000  Hercules Inc.                        845,625
                                            ------------
COMMUNICATIONS (4.6%)
    63,000  Airtouch Communications            1,779,750(2)
 1,162,800  Australis Media                      993,920(2)
    60,000  Comcast Corp. Class A Special      1,091,250
     5,000  Mannesmann AG ADR                  1,595,428
    50,000  Tele-Communications, Inc.
            Class A                              993,750(2)
    16,250  Tele-Communications, Inc.
            Class A Liberty Media Group          436,719(2)
    20,000  Time Warner                          757,500
    48,000  Vodafone Group ADR                 1,692,000
                                            ------------
                                               9,340,317
                                            ------------
CONSUMER GOODS & SERVICES (4.4%)
    76,000  Authentic Fitness                  1,577,000
    30,000  CUC International                  1,023,750(2)
    35,000  Franklin Quest                       682,500(2)
    30,000  Industrie Natuzzi ADR              1,361,250
    23,000  Luxottica S.p.A. ADR               1,345,500
    45,000  Nine West                          1,687,500(2)
   100,000  Supercuts Inc.                       800,000(2)
    18,800  Timberland Co.                       373,650(2)
                                            ------------
                                               8,851,150
                                            ------------
DRUGS & HEALTH CARE (5.5%)
    70,000  Coventry Corp.                     1,443,750(2)
    60,000  Humana Inc.                        1,642,500(2)
    20,000  i-STAT Corp.                         650,000(2)

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
    15,000  PacifiCare Health Systems
            Class B                         $  1,305,000(2)
    22,000  R.P. Scherer                       1,080,750(2)
    27,000  Teva Pharmaceutical ADR            1,252,125
    31,000  U.S. Healthcare                    1,441,500
    35,000  United Healthcare                  2,292,500
                                            ------------
                                              11,108,125
                                            ------------
ENTERTAINMENT (5.1%)
    55,000  Argosy Gaming                        419,375(2)
    35,000  Circus Circus Enterprises            975,625(2)
    80,000  GTECH Holdings                     2,080,000(2)
    97,000  Harrah's Entertainment             2,352,250(2)
   120,000  Players International              1,282,500(2)
    55,000  Promus Hotel                       1,223,750(2)
    75,000  Showboat, Inc.                     1,978,125(2)
                                            ------------
                                              10,311,625
                                            ------------
FINANCIAL SERVICES (6.0%)
    40,000  Bear Stearns                         795,000
    65,000  Capital One Financial              1,551,875
    37,000  CITICORP                           2,488,250
    30,000  Finova Group                       1,447,500
    35,000  First USA                          1,553,125
    30,000  MBNA Corp.                         1,106,250
    17,000  Morgan Stanley Group               1,370,625
     9,000  Wells Fargo                        1,944,000
                                            ------------
                                              12,256,625
                                            ------------
HOME BUILDERS (0.2%)
    50,000  Schuler Homes                        390,625(2)
                                            ------------
INSURANCE (2.8%)
    15,000  ACE Ltd.                             596,250
    14,000  EXEL Ltd.                            854,000
    65,000  Life Partners Group                  885,625
    75,000  Penncorp Financial Group           2,203,125

Advisers Managers Trust                                        December 31, 1995

--------------------------------------------------------------------------------

          AMT Balanced Investments

  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
    35,000  Sphere Drake Holdings           $    490,000
    10,000  Transatlantic Holdings               733,750
                                            ------------
                                               5,762,750
                                            ------------
PAPER (0.7%)
    95,000  Abitibi-Price                      1,377,500
                                            ------------
RESTAURANTS (4.1%)
    50,000  Au Bon Pain                          412,500(2)
    79,500  Cheesecake Factory                 1,709,250(2)
    90,000  CKE Restaurants                    1,440,000
    24,100  Dave & Buster's                      292,212(2)
    80,000  HomeTown Buffet                      885,000(2)
    70,000  IHOP Corp.                         1,820,000(2)
    79,400  Sonic Corp.                        1,508,600(2)
    70,000  Spaghetti Warehouse                  350,000(2)
                                            ------------
                                               8,417,562
                                            ------------
RETAILING (3.0%)
    70,000  General Nutrition                  1,610,000(2)
    85,000  Lechters Inc.                        547,188(2)
    34,300  MSC Industrial Direct                943,250(2)
    25,000  Revco D.S.                           706,250(2)
    45,000  Rite Aid                           1,541,250
  Number                                       Market
of Shares                                     Value(1)
----------                                  ------------
    75,000  Sports & Recreation             $    534,375(2)
    60,000  Tops Appliance City                  150,000(2)
                                            ------------
                                               6,032,313
                                            ------------
TECHNOLOGY (5.7%)
    35,000  Intel Corp.                        1,986,250
    42,000  KLA Instruments                    1,094,625(2)
    50,000  Micron Technology                  1,981,250
    30,000  Motorola, Inc.                     1,710,000
    10,000  Nokia Corp. ADR                      388,750
    13,000  SAP AG                             2,016,382
    23,100  Sensormatic Electronics              401,362
    40,000  Texas Instruments                  2,070,000
                                            ------------
                                              11,648,619
                                            ------------
TRANSPORTATION (0.5%)
    48,000  RailTex Inc.                       1,008,000(2)
                                            ------------
            TOTAL COMMON STOCKS (COST
            $75,657,041)                      89,275,711
                                            ------------
Principal
  Amount
----------
            CONVERTIBLE BONDS (0.1%)
$  165,000  Australis Media, Cv. Deb.
            (COST $124,905)                      145,942(2)
                                            ------------

Advisers Managers Trust                                        December 31, 1995

--------------------------------------------------------------------------------
          AMT Balanced Investments

Principal                                         Rating(3)            Market
  Amount                                      Moody's       S&P       Value(1)
----------                                  -----------  ---------  ------------
            U.S. TREASURY SECURITIES
            (8.5%)
$4,400,000  U.S. Treasury Bills, 4.80%,
            due 3/7/96                          TSY         TSY     $  4,358,948
   150,000  U.S. Treasury Notes, 6.375%,
            due 6/30/97                         TSY         TSY          152,523
   800,000  U.S. Treasury Notes, 5.75%,
            due 10/31/97                        TSY         TSY          807,520
 2,910,000  U.S. Treasury Notes, 7.25%,
            due 2/15/98                         TSY         TSY        3,026,837
 7,590,000  U.S. Treasury Notes, 6.50%,
            due 4/30/99                         TSY         TSY        7,868,477
 1,000,000  U.S. Treasury Notes, 6.75%,
            due 4/30/00                         TSY         TSY        1,052,330
                                                                    ------------
            TOTAL U.S. TREASURY SECURITIES
            (COST $17,069,851)                                        17,266,635
                                                                    ------------
            MORTGAGE-BACKED SECURITIES
            (0.7%)
FEDERAL HOME LOAN MORTGAGE CORP. (0.0%)
    12,856  REMIC CMO, Ser. 186-C, 8.00%,
            due 6/15/18                         AGY         AGY           12,856
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.1%)
   227,626  Balloon Payment, Certificates,
            9.00%, due 10/1/97-6/1/98          AGY          AGY          235,007
    19,752  Balloon Payment, Certificates,
            8.50%, due 11/1/98                 AGY          AGY           20,393
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.6%)
   181,067  Pass-Through Certificates,
            10.00%, due 12/15/17-5/15/19       AGY          AGY          198,551
   923,802  Pass-Through Certificates,
            9.50%, due 4/15/16-10/15/20        AGY          AGY          991,646
                                                                    ------------
            TOTAL MORTGAGE-BACKED
            SECURITIES (COST $1,462,839)                               1,458,453
                                                                    ------------
            ASSET-BACKED SECURITIES (8.9%)
    82,300  World Omni Financial Corp.
            Grantor Trust, Automobile Loan
            Pass-Through Certificates,
            Ser. 1992-A, 4.75%, due
            1/15/98                            Aaa          AAA           82,062
   707,776  USAA Auto Loan Grantor Trust,
            Automobile Loan Pass-Through
            Certificates, Ser. 1994-1,
            5.00%, due 11/15/99                Aaa          AAA          704,761
 2,000,000  Premier Auto Trust, Ser.
            1994-2, Class A-3, 6.35%, due
            5/2/00                             Aaa          AAA        2,025,900
   923,375  Caterpillar Financial Asset
            Trust, Ser. 1994-A, Class A-2,
            6.10%, due 6/25/00                 Aaa          AAA          923,375
 1,566,042  Ford Credit Grantor Trust,
            Ser. 1995-B, Class A, 5.90%,
            due 10/15/00                       Aaa          AAA        1,573,684
   881,291  Daimler-Benz Vehicle Trust,
            Ser. 1994-A, Class A, 5.95%,
            due 12/15/00                       Aaa          AAA          884,869
 2,691,905  Chase Manhattan Grantor Trust,
            Automobile Loan Pass-Through
            Certificates, Ser. 1995-A,
            6.00%, due 9/17/01                 Aaa          AAA        2,717,693
 1,550,759  Case Equipment Loan Trust,
            Ser. 1995-A, 7.30%, due
            3/15/02                            Aaa          AAA        1,585,884
 4,000,000  NationsBank Credit Card Master
            Trust, Ser. 1995-1, Class A,
            6.45%, due 4/15/03                 Aaa          AAA        4,117,200

Advisers Managers Trust                                        December 31, 1995

--------------------------------------------------------------------------------

          AMT Balanced Investments

Principal                                         Rating(3)            Market
  Amount                                      Moody's       S&P       Value(1)
----------                                  -----------  ---------  ------------
$1,610,000  ADVANTA Credit Card Master
            Trust II, Ser. 1995-F, Class
            A-1, 6.05%, due 8/1/03              Aaa         AAA     $  1,632,250
 1,610,000  Standard Credit Card Master
            Trust I, Credit Card
            Participation Certificates,
            Ser. 1994-4, Class A, 8.25%,
            due 11/7/03                         Aaa         AAA        1,786,182
                                                                    ------------
            TOTAL ASSET-BACKED SECURITIES
            (COST $17,788,138)                                        18,033,860
                                                                    ------------
            BANKS & FINANCIAL INSTITUTIONS
            (3.6%)
 1,000,000  Deutsche Bank, Yankee C.D.,
            7.498%, due 1/21/97                 Aaa         AAA        1,021,500
 1,000,000  BankAmerica Corp., Corporate
            Notes, 7.50%, due 3/15/97           A2          A+         1,023,090
 1,700,000  Chemical Banking Corp.,
            Corporate Notes, 6.625%, due
            1/15/98                             A1           A         1,730,838
 2,000,000  First USA Bank, Medium-Term
            Deposit Notes, 6.375%, due
            10/23/00                           Baa2        BBB-        2,022,340
 1,600,000  Smith Barney Holdings Inc.,
            Notes, 6.50%, due 10/15/02          A3          A-         1,628,240
                                                                    ------------
            TOTAL BANKS & FINANCIAL
            INSTITUTIONS (COST $7,423,816)                             7,426,008
                                                                    ------------
            CORPORATE DEBT SECURITIES
            (6.8%)
   250,000  AT&T Capital Corp.,
            Medium-Term Notes, 7.07%, due
            11/18/96                            Aa3         AA           253,125
 2,000,000  Tenneco Inc., Medium-Term
            Notes, 10.00%, due 8/1/98          Baa2        BBB-        2,190,080
 1,500,000  Occidental Petroleum Corp.,
            Medium-Term Notes, 5.85%, due
            11/9/98                            Baa3         BBB        1,499,865
 3,000,000  Xerox Credit Corp.,
            Medium-Term Notes, 6.84%, due
            6/1/00                              A2           A         3,061,860
 1,000,000  Ford Motor Credit Co.,
            Medium-Term Notes, 6.84%, due
            8/16/00                             A1          A+         1,033,690
 1,500,000  Sears Roebuck Acceptance
            Corp., Medium-Term Notes, Ser.
            I, 6.42%, due 10/10/00              A2          BBB        1,528,065
 1,000,000  ITT Corp., Notes, 6.25%, due
            11/15/00                           Baa1         BBB        1,005,720
 2,000,000  General Motors Acceptance
            Corp., Medium-Term Notes,
            8.125%, due 3/1/01                  A3          A-         2,174,440
 1,100,000  Viacom, Senior Notes, 6.75%,
            due 1/15/03                       Ba2(4)      BB+(4)       1,107,667
                                                                    ------------
            TOTAL CORPORATE DEBT
            SECURITIES (COST $13,807,873)                             13,854,512
                                                                    ------------
            CORPORATE COMMERCIAL PAPER
            (11.3%)
 2,880,000  Chevron Oil Finance Co.,
            5.60%, due 1/2/96                  P-1         A-1+        2,880,000
10,000,000  Exxon Asset Management Co.,
            5.55%, due 1/2/96                  P-1         A-1+       10,000,000
10,000,000  General Electric Capital
            Corp., 5.55%, due 1/2/96           P-1         A-1+       10,000,000
                                                                    ------------
            TOTAL CORPORATE COMMERCIAL
            PAPER (COST $22,880,000)                                  22,880,000(5)
                                                                    ------------
            TOTAL INVESTMENTS (83.8%)
            (COST $156,214,463)                                      170,341,121(6)
            Cash, receivables and other
            assets, less liabilities
            (16.2%)                                                   32,979,756
                                                                    ------------
            TOTAL NET ASSETS (100.0%)                               $203,320,877
                                                                    ------------

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1995

--------------------------------------------------------------------------------

          AMT Balanced Investments
1)Investments in equity securities are valued at the last reported sales price, or, in the absence of a recorded sale, at the mean between the closing bid and asked prices, unless otherwise noted. Investments in limited maturity debt securities are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. Short-term debt securities with less than sixty days until maturity at the time of purchase are valued at cost which, when combined with interest earned, approximates market value.
2)Non-income producing security.
3)Credit ratings are unaudited.
4)Rated BBB- by Fitch Investors Services, Inc.
5)At cost, which approximates market value.
6)At December 31, 1995, the cost of investments for Federal income tax purposes was $156,298,483. Gross unrealized appreciation of investments was $21,366,299 and gross unrealized depreciation of investments was $7,323,661, resulting in net unrealized appreciation of $14,042,638, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                December 31,
                                                                    1995
                                                              ----------------
ASSETS
      Investments in securities, at market value* (Note A)
       -- see Schedule of Investments                         $   170,341,121
      Cash                                                              4,432
      Receivable for securities sold                               32,354,355
      Dividends and interest receivable                               754,394
      Deferred organization costs (Note A)                             44,943
      Prepaid expenses and other assets                                 8,832
                                                              ----------------
                                                                  203,508,077
                                                              ----------------
LIABILITIES
      Payable to investment manager (Note B)                           95,764
      Accrued expenses                                                 35,609
      Payable for securities purchased                                 32,929
      Accrued organization costs (Note A)                              22,898
                                                              ----------------
                                                                      187,200
                                                              ----------------
NET ASSETS Applicable to Investors' Beneficial Interests      $   203,320,877
                                                              ----------------
NET ASSETS consist of:
      Paid-in capital                                         $   189,194,219
      Net unrealized appreciation in value of investments          14,126,658
                                                              ----------------
NET ASSETS                                                    $   203,320,877
                                                              ----------------
*Cost of investments                                          $   156,214,463
                                                              ----------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                  For the
                                                                Period from
                                                                May 1, 1995
                                                               (Commencement
                                                               of Operations)
                                                              to December 31,
                                                                    1995
                                                              ----------------
INVESTMENT INCOME
    Income:
      Interest income                                         $     3,417,319
      Dividend income                                                 720,142
      Foreign taxes withheld (Note A)                                 (23,170)
                                                              ----------------
        Total income                                                4,114,291
                                                              ----------------
    Expenses:
      Investment management fee (Note B)                              753,916
      Custodian fees                                                   81,345
      Auditing fees                                                    12,933
      Amortization of deferred organization and initial
       offering expenses (Note A)                                       6,952
      Accounting fees                                                   6,667
      Insurance expense                                                 4,652
      Trustees' fees and expenses                                       3,694
      Legal fees                                                        3,329
      Miscellaneous                                                       292
                                                              ----------------
        Total expenses                                                873,780
                                                              ----------------
        Net investment income                                       3,240,511
                                                              ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on investments sold                          17,911,527
    Net realized loss on foreign currency transactions (Note
     A)                                                                  (858)
    Net unrealized appreciation of investments                      5,494,612
                                                              ----------------
        Net gain on investments and foreign currency
        transactions                                               23,405,281
                                                              ----------------
        Net increase in net assets resulting from operations  $    26,645,792
                                                              ----------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments


                                                                Period from
                                                                May 1, 1995
                                                               (Commencement
                                                               of Operations)
                                                              to December 31,
                                                                    1995
                                                              ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income                                     $     3,240,511
    Net realized gain on investments sold and foreign
     currency transactions                                         17,910,669
    Net unrealized appreciation of investments                      5,494,612
                                                              ----------------
    Net increase in net assets resulting from operations           26,645,792
                                                              ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions                                                       4,703,935
    Reductions                                                    (14,136,898)
                                                              ----------------
    Net decrease in net assets resulting from transactions
     in investors' beneficial interests                            (9,432,963)
                                                              ----------------
NET INCREASE IN NET ASSETS                                         17,212,829
NET ASSETS:
    Initial contribution                                          186,108,048
                                                              ----------------
    End of period                                             $   203,320,877
                                                              ----------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                        December 31, 1995

--------------------------------------------------------------------------------

          AMT Balanced Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1) GENERAL: AMT Balanced Investments (the "Series") is a separate series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of six separate series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. After the close of business on April 28, 1995, each series of Neuberger&Berman Advisers Management Trust (the "Trust") invested all of its net investable assets (cash, securities, and receivables relating to securities) in a corresponding series of Managers Trust, receiving a beneficial interest in that series.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Securities are valued as indicated in the notes following the Series' schedule of investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including accretion of discount on short-term investments (adjusted for original issue discount, where applicable), is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended. Each Series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
5) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
6) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At December 31, 1995, the unamortized balance of such expenses amounted to $44,943. The accrued organization costs are payable to Neuberger& Berman Management Incorporated ("Management"), the investment manager of the Series.
7) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
8) FOREIGN CURRENCY TRANSLATION: The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Management as its investment manager under a Management Agreement ("Agreement") dated as of May 1, 1995. For such investment management services, the Series pays Management a fee at the annual rate of

Advisers Managers Trust                                        December 31, 1995
--------------------------------------------------------------------------------
          AMT Balanced Investments
 .55% of the first $250 million of the Series' average daily net assets, .525% of the next $250 million, .50% of the next $250 million, .475% of the next $250 million, .45% of the next $500 million, and .425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger& Berman, L.P. ("Neuberger"), a member firm of The New York Stock Exchange and the sub-adviser to the Series. Neuberger is retained by Management to furnish it with investment recommendations and research information without cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also partners of Neuberger and/or officers and/or directors of Management.
   The Series has an expense offset arrangement included in its custodian contract. The impact of this arrangement on the Series' custodian expense, reflected in the Statement of Operations, is less than .01% of the Series' average daily net assets.

NOTE C -- SECURITIES TRANSACTIONS:
   During the period from May 1, 1995 (commencement of operations) to December 31, 1995, there were purchase and sale transactions (excluding short-term securities) of $104,864,325 and $165,029,073, respectively.
   During the period from May 1, 1995 (commencement of operations) to December 31, 1995, brokerage commissions on securities transactions amounted to $161,570, of which Neuberger received $101,589, and other brokers received $59,981.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                Period from
                                                                May 1, 1995
                                                               (Commencement
                                                               of Operations)
                                                              to December 31,
                                                                    1995
                                                              ----------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                                                              .64%(1)
                                                              ----------------
    Net Investment Income                                                2.36%(1)
                                                              ----------------
Portfolio Turnover Rate                                                    55%
                                                              ----------------
Average Commission Rate Paid                                          $0.0451
                                                              ----------------
Net Assets, End of Period (in millions)                                $203.3
                                                              ----------------

1) Annualized.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
Advisers Managers Trust and
Owners of Beneficial Interest of AMT Balanced Investments

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AMT Balanced Investments, one of the series comprising Advisers Managers Trust as of December 31, 1995, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from May 1, 1995 (Commencement of Operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMT Balanced Investments of Advisers Managers Trust at December 31, 1995, the results of its operations, the changes in its net assets, and financial highlights for the period from May 1, 1995 (Commencement of Operations) to December 31, 1995, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
January 19, 1996